EXHIBIT 99.2
                                                                    ------------

                                     SLIDE 1

MAF BANCORP, INC.

"PAYING A HIGHER RATE OF ATTENTION"  [LOGO]

                      [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                     SLIDE 2

                          Forward-Looking Information

Information and data contained in this presentation that are not historical facts constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934), which involve significant risks and uncertainties. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of invoking these safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of the Company, are generally identifiable by use of the words "believe," "expect," "intend," "anticipate," "estimate," "project," "plan," or similar expressions. The Company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain and actual results may differ from those predicted. The Company undertakes no obligation to update these forward-looking statements in the future. Factors which could have a material adverse effect on the operations and could affect management's outlook or future prospects of the Company and its subsidiaries include, but are not limited to, difficulties in achieving anticipated cost savings related to the operation of the acquired banking offices of Fidelity Bancorp or higher than expected costs related to the Fidelity transaction, unanticipated changes in interest rates, deteriorating economic conditions which could result in increased delinquencies in MAF's or Fidelity's loan portfolio, legislative or regulatory developments, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board, the quality or composition of MAF's or Fidelity's loan or investment portfolios, demand for loan products, secondary mortgage market conditions, deposit flows, competition, demand for financial services and residential real estate in MAF's and Fidelity's market area, unanticipated slowdowns in real estate lot sales or problems in closing pending real estate contracts, delays in real estate development projects, the possible short-term dilutive effect of other potential acquisitions, if any, and changes in accounting principles, policies and guidelines. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements.

                      [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                     SLIDE 3

NOTE:  The following notice is included to meet certain legal requirements.
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MAF will be filing a registration statement containing a proxy statement/prospectus and other documents regarding the proposed transaction with Fidelity Bancorp, Inc. with the Securities and Exchange Commission. Fidelity shareholders are urged to read the proxy statement/prospectus when it becomes available, because it will contain important information about MAF and Fidelity, and the proposed transaction. When available, copies of this proxy statement/prospectus will be mailed to Fidelity shareholders, and it and other documents filed by MAF or Fidelity with the SEC may be obtained free of charge at the SEC's web site at http://www.sec.gov, or by directing a request to MAF at 55th Street & Holmes Avenue, Clarendon Hills, IL 60514 or Fidelity at 5455 West Belmont Avenue, Chicago, Illinois 60641.

                      [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                     SLIDE 4

MAF Bancorp, Inc.

o        Largest Chicago-based thrift

o        9th largest deposit market share in Chicago area

o        34 branch offices; average branch size of $110 million

o        181,200 households served

o        $5.9 billion in assets

o        $3.8 billion in deposits

o        8% equity to assets ratio

o        Efficiency Ratio of 43.1% (QE 12/02)

o        Market capitalization of $806 million (02/13/03)

                      [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                     SLIDE 5

Fidelity Bancorp Acquisition

o        Announced on December 17, 2002

o        $101 million transaction

o        100% stock

o        850,000 shares expected to be repurchased

o        Fidelity - $730 million assets; $463 million deposits

o        5 Branch locations

o        Accretion:  neutral in 2003; 1-2% in 2004

o        Projected mid-2003 Closing

                      [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                    SLIDE 6

[MAP OF MAF BANCORP, INC.'S MARKET AREA APPEARS HERE]

                      [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                    SLIDE 7

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Total Assets (Billions)

(At Period End)

      $3.46      $4.12      $4.66      $5.20      $5.60      $5.94
      -----      -----      -----      -----      -----      -----
      12/97      12/98      12/99      12/00      12/01      12/02
                [ARROW]                          [ARROW]
                 Westco                         Mid Town
               acquisition                     acquisition

                      [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                    SLIDE 8

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Total Deposits (Billions)

(At Period End)

$2.34      $2.66      $2.70      $2.97      $3.56       $3.75
-----      -----      ------     ------     ------      ------
12/97      12/98      12/99      12/00      12/01       12/02
          [ARROW]                          [ARROW]
          Westco                          Mid Town
        acquisition                      acquisition

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                     SLIDE 9

[PIE CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Composition of Deposits - 12/31/02

CDs                        44%
Passbook                   27%
Money Market               12%
Checking                   17%

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 10

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Earnings Per Share by Year

o   17% Annual Growth Rate (1998-2002)

        $1.65        $2.07        $2.40        $2.56        $3.11
        -----        -----        -----        -----        -----
         1998         1999         2000         2001         2002

                                   Year Ended

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 11

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Net Interest Margin

       2.75%       2.74%       2.89%       3.01%       3.08%
       -----       -----       -----       -----       -----
       12/01       3/02         6/02        9/02       12/02

                                  Quarter Ended

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 12

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Efficiency Ratio

  48.5%            45.2%            44.6%             47.0%             46.4%
  -----            -----            -----             -----             -----
  12/98            12/99            12/00             12/01             12/02

                                   Year Ended

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 13

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Number of Checking Accounts

o        12% Annual Growth Rate Since December 1998

         (At Period End)

     90,281          102,572          115,421         140,621         154,099
     ------          -------          -------         -------         -------
     12/98            12/99            12/00           12/01           12/02
                                                      [ARROW]
                                                      Mid Town
                                                    acquisition


                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 14

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Deposit Account Service Charges (Millions)

o        27% Annual Growth Rate (12/98 - 12/02)

 $8.6        $10.2        $12.7        $16.5        $22.2
-----        -----        -----        -----        -----
12/98        12/99        12/00        12/01        12/02

                                   Year Ended

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 15

[PIE CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Non-Interest Income Sources

o        $56 Million for the Year Ended 12/31/02

Deposit Account Fees                       39%
Mortgage Banking                           21%
Real Estate Development                    17%
Brokerage Fees                              5%
         Other                             18%

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 16

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Return on Average Equity

      13.9%       15.0%       15.6%       14.8%       15.8%
     -----        -----       -----       -----       -----
     12/98        12/99       12/00       12/01       12/02

                                   Year Ended

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 17

[CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Quarterly EPS (1990 - 2002)

o        22% Compounded Annual Growth Rate Since 3/90

       DATE      EPS      DATE      EPS      DATE      EPS
       ----      ---      ----      ---      ----      ---
       3/90      $.07     3/96     $.33      3/02     $.70
       6/90      .15      6/96      .31      6/02      .68
       9/90      .13      9/96      .35      9/02      .86
      12/90      .02      12/96     .37     12/02      .85
       3/91      .15      3/97      .38
       6/91      .07      6/97      .42
       9/91      .17      9/97      .39
      12/91      .15      12/97     .39
       3/92      .17      3/98      .39
       6/92      .18      6/98      .42
       9/92      .22      9/98      .42
      12/92      .23      12/98     .43
       3/93      .28      3/99      .46
       6/93      .24      6/99      .53
       9/93      .25      9/99      .52
      12/93      .27      12/99     .56
       3/94      .26      3/00      .55
       6/94      .19      6/00      .58
       9/94      .22      9/00      .60
      12/94      .34      12/00     .57
       3/95      .25      3/01      .60
       6/95      .33      6/01      .60
       9/95      .32      9/01      .59
      12/95      .31      12/01     .77

                    (Excludes extraordinary or special items)

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 18

Stock Price Performance

Compounded Annual Growth Rate

One Year                              16.4%
Three Year                            24.8%
Five Year                             10.3%
Ten Year                              20.3%

Period Ended 1/31/03 (dividends reinvested)

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 19

MAFB Stock Performance v. S&P 500 Index*
(12/31/99-12/31/02)

[Graph appears here showing the following plot points]

                     MAFB             S&P 500 INDEX
                     ----             -------------

12/31/99          100.00000             100.00000
1/31/00            90.44799              94.90965
2/29/00            81.19209              93.00119
3/31/00            77.31397             101.99626
4/30/00            89.55010              98.85520
5/31/00            94.02999              96.68879
6/30/00            86.86599              99.00289
7/31/00            95.22399              97.38506
8/31/00           102.68412             103.29624
9/30/00           118.80313              97.77165
10/31/00          114.62413              97.28773
11/30/00          105.07212              89.49804
12/31/00          135.82004              89.86081
1/31/01           133.43204              92.97329
2/28/01           125.96714              84.39272
3/31/01           130.74315              78.97431
4/30/01           128.71334              85.04067
5/31/01           129.81183              85.47354
6/30/01           146.62336              83.33640
7/31/01           147.29200              82.48366
8/31/01           147.86513              77.15365
9/30/01           136.88031              70.84839
10/31/01          133.72815              72.13068
11/30/01          138.64744              77.55317
12/31/01          140.89216              78.14055
1/31/02           145.90696              76.92360
2/28/02           152.78441              75.32619
3/31/02           168.35419              78.09359
4/30/02           176.99876              73.29726
5/31/02           187.45821              72.63161
6/30/02           179.57780              67.36907
7/31/02           166.20499              62.04662
8/31/02           170.64667              62.34950
9/30/02           147.57857              55.48954
10/31/02          155.17241              60.28654
11/30/02          164.58114              63.72707
12/31/02          162.38418              59.88225

*    Indices are set to 100 on December 31, 1999

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 20


[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Annual Cash Dividends

    $0.06         $0.14        $0.15         $0.18         $0.26
    -----         -----        -----         -----         -----
     1994          1995         1996          1997          1998


    $0.34         $0.39        $0.46         $0.60         $0.72
    -----         -----        -----         -----         -----
     1999          2000         2001          2002          2003
                                                         Projected


                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 21

[PIE CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Loan Portfolio Composition

o        December 31, 2002 - $4.6 Billion

1-4 Family Residential                   79.5%
Multi-Family Residential                  5.7%
Commercial                                3.5%
Construction & Land                       2.0%
Consumer & Other                          9.3%

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 22

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Loan Originations / Loan Sales

(Millions)

Loan Originations
-----------------

    $1,711           $1,484          $2,828          $3,691
    ------           ------          ------          ------
      1999             2000           2001            2002

                            Year Ended

Loan Sales
----------

      $403             $336          $1,020          $1,375
      ----             ----           -----           -----
      1999             2000            2001            2002

                            Year Ended

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 23

Home Mortgage Loans

o        Primary Consumer Customer Contact Point

o        Cross Selling Opportunities

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 24

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Home Equity Loans (Millions)

(At Period End)


       $134             $147             $210            $311            $419
      -----            -----            -----           -----           -----
      12/98            12/99            12/00           12/01           12/02
                                                       [ARROW]
                                                       Mid Town
                                                     acquisition


                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 25

Home Mortgage Lending -

Revenue Opportunities

o        Mortgage Banking Revenues

o        Mortgage Insurance Revenues

o        Title Insurance Agency Revenues


                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 26

Mortgage Banking Operation

(Millions)

                                      Year Ended
                               ----------------------
                                 2001          2002
                               --------      --------
Gain on sale of Loans             $8.7         $16.4
Loans sold                      $1,020        $1,375


                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 27

Mortgage Loans Serviced for Others

o        Loan Servicing Portfolio of $2.0 billion

o        Current Book Value - $12.6 million

o        Current Market Value - $15 million

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 28

Ancillary Income

o        Risk/Reward Sharing with Mortgage Insurance Companies

o        Title Agency Services

o        Pre-Tax Net Income of $2.8 Million (2002)


                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 29

Credit Quality - 12/31/02

o        Non-Performing Assets to Total Assets - .47%

o        Allowance for Loan Losses - $19.5 million

o        Reserves to Non-Performing Loans - 77%

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 30

Lending Operation -

Emphasis on Technology

o        Laptop Computers - Marketing Advantages and Processing Efficiencies

o        On-Line Appraisals - Direct Transmission to Underwriting Department

o        Decision Maker - Point of Sale Approval with Automated Underwriting
         --------------

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 31

Business Banking

o        $69 million in Outstanding Loans

o        $70 million in Business Banking Deposits

o        High Credit Quality


                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 32

Real Estate Development Operations

o        Single-Family Residential Real Estate Development

o        29 years of Operation

o        All Developments in Mid America's Local Market Area

o        Over 6,000 Lots Sold in 22 Subdivisions Since 1974

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 33

BAR CHART

Income from Real Estate Operations

(Millions)

     $4.5             $9.6            $9.5             $11.5             $9.7
    -----            -----           -----             -----            -----
    12/98            12/99           12/00             12/01            12/02

                                   Year Ended

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 34

Company Highlights

o        Growing franchise in attractive markets

o        Strong loan origination ability and cross-selling opportunities

o        Excellent loan quality

o        Multiple non-interest income sources

o        Progressive use of technology

o Solid earnings growth history - 15% compounded annual growth rate over the past 10 years

                      [MAF BANCORP, INC. LOGO APPEARS HERE]